VOYA INVESTORS TRUST

VY® Morgan Stanley Global Franchise Portfolio

(the "Portfolio")

Supplement dated November 20, 2020

to the Portfolio's Adviser Class, Class R6, Service Class,

and Service 2 Class shares Prospectus,

related Summary Prospectus, (each a "Prospectus" and collectively the "Prospectuses"),

and related Statement of Additional Information ("SAI"),

each dated May 1, 2020

Dirk Hoffmann-Becking, Portfolio Manager, will retire effective March 31, 2021 and therefore no longer serve as a portfolio manager of the Portfolio. Effective on or about March 31, 2021, the Portfolio's Prospectuses and SAI will be revised as follows:

1.All references to Mr. Hoffmann-Becking serving as a portfolio manager of the Portfolio are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE